Exhibit 99.1
AGREEMENT AND PLAN OF MERGER
     THIS AGREEMENT AND PLAN OF MERGER (this “Agreement”) is entered into as of January 9, 2006, by and among P.F. Chang’s China Bistro, Inc. (“P.F. Chang’s”), Pei Wei Acquisition Corporation, a Delaware corporation (“Merger Sub”) and a wholly owned subsidiary of P.F. Chang’s, Pei Wei Asian Diner, Inc., a Delaware corporation (“Pei Wei”), and Russell Owens and John Middleton in their individual capacities as stockholders of Pei Wei (the “Minority Stockholders”) solely with respect to Sections 6 and 8.
RECITALS
     WHEREAS, on the date of this Agreement, Pei Wei is authorized to issue (i) 5,000,000 shares of Common Stock, of which 1,004,900 shares are issued and outstanding (the “Pei Wei Common Stock”), and (ii) 1,000,000 shares of Preferred Stock, none of which shares are issued and outstanding (the “Pei Wei Preferred Stock” and, together with the Pei Wei Common Stock, the “Pei Wei Stock”);
     WHEREAS, on the date of this Agreement, Merger Sub is authorized to issue 1,000 shares of common stock (the “Merger Sub Common Stock”), all of which are issued and outstanding and owned by P.F. Chang’s;
     WHEREAS, the respective Boards of Directors of P.F. Chang’s, Pei Wei and Merger Sub have determined that it is advisable and to the advantage of said corporations and their respective stockholders that Merger Sub merge with and into Pei Wei upon the terms and conditions herein provided; and
     WHEREAS, the respective Boards of Directors of P.F. Chang’s, Pei Wei and Merger Sub, the stockholders of Pei Wei, and the sole stockholder of Merger Sub, have adopted and approved this Agreement.
AGREEMENT
     NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, Pei Wei and Merger Sub hereby agree as follows:
     1. The Merger. At the Effective Time (as defined below), Merger Sub shall be merged with and into Pei Wei, the separate corporate existence of Merger Sub shall cease and Pei Wei shall continue as the surviving corporation (the “Surviving Corporation”) and as a wholly owned subsidiary of P.F. Chang’s (the “Merger”).
     2. Effective Time. The parties hereto shall cause the Merger to be consummated by filing a Certificate of Merger, together with any other required certificates, properly executed, with the Secretary of State of the State of Delaware, in accordance with the relevant provisions of the Delaware General Corporation Law (“Delaware Law”), contemporaneously with the Closing (as defined below) (the time of such filing being the “Effective Time”). The closing of the transactions contemplated hereby (the “Closing”) shall take place on January 9, 2006 or at such other time, date and place as agreed upon by the parties.

     3. Effects of the Merger. At the Effective Time, all the property, rights, privileges, powers and franchises of Pei Wei and Merger Sub shall vest in the Surviving Corporation, and all debts, liabilities and duties of Pei Wei and Merger Sub shall become the debts, liabilities and duties of the Surviving Corporation.
     4. Directors and Officers. At the Effective Time, the officers and directors of Pei Wei immediately prior to the Effective Time shall be the officers and directors of the Surviving Corporation, with such directors to serve until their respective successors are duly elected or appointed and qualified.
     5. Certificate of Incorporation and Bylaws.
               (a) At the Effective Time, the Amended and Restated Certificate of Incorporation of Pei Wei shall be the certificate of incorporation of the Surviving Corporation, except that Article “FOURTH” of the Amended and Restated Certificate of Incorporation of Pei Wei shall be amended to read in its entirety:
“FOURTH: The total authorized capital stock of the corporation shall be 1,000 shares of Common Stock.”
               (b) At the Effective time, the Amended and Restated Bylaws of Pei Wei shall be the Bylaws of the Surviving Corporation.
     6. Tax Consequences. For tax purposes, the parties acknowledge and agree that the Merger will be treated as a taxable transaction. Accordingly, the parties will report and file their respective tax returns consistent with a taxable exchange.
     7. Representations and Warranties of Pei Wei.
          7.1 Capital Structure. The authorized capital stock of Pei Wei consists of 5,000,000 shares of Pei Wei Common Stock, of which there were issued and outstanding as of the date hereof, 1,004,900 shares, and 1,000,000 shares of Pei Wei Preferred Stock, of which no shares are issued or outstanding as of the date hereof. All outstanding shares of Pei Wei Common Stock are duly authorized, validly issued, fully paid and non-assessable and are free of any liens or encumbrances other than any liens or encumbrances created by or imposed upon the holders thereof, and are not subject to preemptive rights or rights of first refusal created by statute, the Amended and Restated Certificate of Incorporation or Bylaws of Pei Wei or any agreement to which Pei Wei is a party or by which it is bound. As of the date hereof, there are 196,000 shares of Common Stock reserved for issuance under the Pei Wei 2001 Stock Option Plan (the “Pei Wei Option Plan”), of which 143,000 shares are subject to outstanding options and 53,000 shares are reserved for future option grants. There are no other options, warrants, calls, rights, commitments or agreements of any character to which Pei Wei is a party or by which it is bound, obligating Pei Wei to issue, deliver, sell, repurchase or redeem or cause to be issued, delivered, sold, repurchased or redeemed, any shares of Pei Wei Stock or obligating Pei Wei to grant, extend, accelerate the vesting of, change the price of, or otherwise amend or enter into any such option, warrant, call, right, commitment or agreement. There are no other contracts, commitments or agreements relating to voting, purchase or sale of Pei Wei Stock (a) between or among Pei Wei and any of its stockholders, and (b) to Pei Wei’s knowledge, between or among any of Pei Wei’s stockholders. All shares of outstanding Pei Wei Common Stock and rights to acquire Pei Wei Common Stock were issued in compliance with all applicable federal and state securities laws.
     8. Representations and Warranties of the Minority Stockholders. Each Minority Stockholder, severally and not jointly, represents and warrants to P.F. Chang’s as follows:
          8.1 The Minority Stockholder has good and marketable title to his shares of Pei Wei Stock free and clear of any covenants, conditions, restrictions, liens, charges encumbrances, options or adverse claims. The Minority Stockholder is not a party to, subject to or bound by any agreement, judgment, order, writ or decree of any court or other governmental body with would prevent the transfer or conveyance of his Pei Wei Stock pursuant to the Merger.
          8.2 Absence of Certain Facts. The Minority Stockholder is not aware of any facts, circumstances events or condition materially adverse to Pei Wei that he has not already disclosed to the officers of P.F. Chang’s.
     9. Conversion/Cancellation of Securities.
          9.1 Pei Wei Stock. As of the Effective Time, by virtue of the Merger and without any action on the part of Merger Sub, Pei Wei, or the holders of any securities of such corporations, each share of Pei Wei Stock issued and outstanding immediately prior to the Effective Time that is not a Dissenting Share (as defined in Section 7.5) shall be converted and exchanged into the right to receive $158.14 in cash (the “Per Share Purchase Price”), which the boards of directors of Pei Wei and P.F. Chang’s have determined is the current fair market value of one share of Pei Wei Stock. As of the Effective Time, by virtue of the Merger and without any action on the part of Merger Sub, Pei Wei, or the holders of any securities of such corporations, each share of Pei Wei Stock shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist and the holder of a certificate that, immediately prior to the Effective Time represented Pei Wei Stock, shall cease to have any rights with respect thereto, except the right to receive the Per Share Purchase Price, or to the extent that such holder is a Dissenting Stockholder (as defined in Section 9.5 hereof), the rights set forth in Section 9.5 hereof.
          9.2 Cancellation of Shares Owned by P.F. Chang’s. Notwithstanding the provisions of Section 9.1, at the Effective Time, all shares of Pei Wei Stock owned by P.F. Chang’s shall be cancelled and retired and shall cease to exist and no cash, stock or any other consideration shall be delivered by P.F. Chang’s in exchange therefore.
          9.3 Outstanding Common Stock of Merger Sub. As of the Effective Time, by virtue of the Merger and without any action on the part of Merger Sub, Pei Wei, or the holders of any securities of such corporations, each share of Merger Sub Common Stock outstanding immediately prior thereto shall be changed and converted into one (1) fully paid and nonassessable share of common stock of the Surviving Corporation and shall constitute the only shares of capital stock of the Surviving Corporation outstanding immediately after the Effective Time.

          9.4 Pei Wei Options. At the Effective Time, each option to purchase Pei Wei common stock (each a “Pei Wei Option”), whether vested or unvested, will be assumed by P.F. Chang’s. Annex 9.4 attached hereto sets forth a true and complete list as of the date hereof of all holders of Pei Wei Options, including the number of shares of Pei Wei Common Stock subject to each such option and the number of such Pei Wei Options that are vested and unvested. On the Closing Date, Pei Wei shall deliver to P.F. Chang’s an updated Annex 9.4 current as of such date. Each option assumed by P.F. Chang’s under this Agreement shall continue to have, and be subject to, the same terms and conditions set forth in the Pei Wei Option Plan and any other document governing such option immediately prior to the Effective Time, except that: (a) such Pei Wei Option will be exercisable for that number of whole shares of P.F. Chang’s Common Stock equal to the product of the number of shares of Pei Wei Common Stock that were issuable upon exercise of such option immediately prior to the Effective Time multiplied by a ratio (the “Exchange Ratio”), the numerator of which is the Per Share Purchase Price and the denominator of which is the closing sales price of one share of P.F. Chang’s Common Stock on January 6, 2006, and rounded down to the nearest whole number of shares of P.F. Chang’s Common Stock; (b) the per share exercise price for the shares of Pei Wei Common Stock issuable upon exercise of such Pei Wei Option will be equal to the quotient determined by dividing the exercise price per share of Pei Wei Common Stock at which such Pei Wei Option was exercisable immediately prior to the Effective Time by the Exchange Ratio, rounded up to the nearest whole tenth of a cent (the “Adjusted Exercise Price”); and (c) any restriction on the exercisability of such Pei Wei Option will continue in full force and effect, and the term, exercisability, vesting schedule and other provisions of such Pei Wei Option will remain unchanged. Consistent with the terms of the Pei Wei Option Plan and the documents governing the outstanding options under the Pei Wei Option Plan, the Merger will not terminate any of the outstanding Pei Wei Options or accelerate the exercisability or vesting of such Pei Wei Options or the shares of P.F. Chang’s Common Stock underlying Pei Wei Options upon P.F. Chang’s assumption thereof in the Merger. It is the intention of the parties that Pei Wei Options so assumed by P.F. Chang’s will remain incentive stock options as defined in Section 422 of the Internal Revenue Code of 1986, as amended, to the extent such Pei Wei Options qualified as incentive stock options prior to the Effective Time. Within ten (10) business days after the Effective Time, P.F. Chang’s will promptly issue to each person who, immediately prior to the Effective Time, was a holder of an outstanding Pei Wei Option under the Pei Wei Option Plan a document evidencing the foregoing assumption. P.F. Chang’s will also promptly file a registration statement with the Securities and Exchange Commission covering the registration of the P.F. Chang’s Common Stock underlying the Pei Wei Options assumed pursuant to this Section 9.4
          9.5 Dissenters’ Rights. Notwithstanding any provision of this Agreement to the contrary, any shares of Pei Wei Stock held by a holder who has demanded and perfected such holder’s right for appraisal of such shares in accordance with Delaware Law and who, as of the Effective Time, has not effectively withdrawn or lost such right to appraisal (“Dissenting Shares”), if any, shall not be converted into the right to receive the Per Share Purchase Price, but shall instead be converted into the right to receive such consideration as may be determined to be due with respect to such Dissenting Shares pursuant to Delaware Law (the “Determined Value”). Each holder of Dissenting Shares (a “Dissenting Stockholder”) who, pursuant to the provisions of Delaware Law, becomes entitled to payment of the fair value for shares of Pei Wei Stock shall receive payment therefor as determined by Delaware Law. If, after the Effective

Time, any Dissenting Shares shall lose their status as Dissenting Shares, the Surviving Corporation shall issue and deliver, upon surrender by such stockholder of a certificate or certificates representing shares of Pei Wei Stock, such holder’s Per Share Purchase Price.
     10. Conditions to the Closing. The obligation of P.F. Chang’s to effect the Merger is subject to the fulfillment, at or prior to the date of the Closing, of each of the following
          10.1 Lock-up Agreements. Each of the individuals listed on Annex 9.5 with an asterisk next to his or her name shall have executed and delivered the form of lock-up agreement attached hereto as Exhibit A with respect to the number of shares of P.F. Chang’s Common Stock issuable upon exercise of the Pei Wei Options assumed by P.F. Chang’s pursuant to Section 9.4 and listed on such annex opposite such optionee’s name. Pei Wei shall cause each individual listed on Annex 9.5 without an asterisk next to his or her name to execute and deliver the form of lock-up agreement attached hereto as Exhibit A with respect to the number of shares of P.F. Chang’s Common Stock issuable upon exercise of the Pei Wei Options assumed by P.F. Chang’s pursuant to Section 9.4 and listed on such annex opposite such optionee’s name.
          10.2 No Dissenters. At the date of the Closing, no Pei Wei stockholder shall have stated his intention to perfect his dissenter’s rights or have the ability to become a Dissenting Stockholder.
          10.3 Fairness Opinion. P.F. Chang’s shall have received from Piper Jaffray its written opinion that the Per Share Purchase Price is fair, from a financial point of view, to P.F. Chang’s.
     11. Taking of Necessary Action; Further Action. If at any time after the Effective Time any further action is necessary or desirable to carry out the purposes of this Agreement and to vest the Surviving Corporation with full right, title and possession to all assets, property, rights, privileges, powers and franchises of Pei Wei and Merger Sub, the officers and directors of the Surviving Corporation, Pei Wei and Merger Sub are fully authorized in the name of their respective corporations or otherwise to take, and will take, all such lawful and necessary action.
     12. Termination by Mutual Agreement. Notwithstanding the approval of this Agreement by the stockholders of Merger Sub and Pei Wei, this Agreement may be terminated at any time prior to the Effective Time by mutual written agreement of the Boards of Directors of Merger Sub and Pei Wei.
     13. Amendment. This Agreement may be amended by the mutual agreement of the parties hereto at any time prior to the Effective Time, and any time before or after approval hereof by the stockholders of either Merger Sub or Pei Wei, but, after any such approval, no amendment shall be made which, under the applicable provisions of Delaware Law, requires the further approval of stockholders without such further approval having been obtained. This Agreement shall not be amended except by an instrument in writing signed on behalf of each of the parties hereto.
     14. Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.
     15. Governing Law. This Agreement shall be governed in all respects, including validity, interpretation and effect, by the laws of the State of Delaware applicable to contracts entered into and to be performed wholly within the State of Delaware without regard to principles of conflict of laws.
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     IN WITNESS WHEREOF, this Agreement, having first been duly approved by P.F. Chang’s and resolution of the Boards of Directors of Pei Wei and Merger Sub, is hereby executed on behalf of each of said corporations by their respective officers thereunto duly authorized.

P.F. Chang’s China Bistro, Inc., a Delaware
corporation

By:	/s/ Richard L. Federico

Richard L. Federico
Chief Executive Officer

Pei Wei Asian Diner, Inc., a Delaware
corporation

By:	/s/ Russell G. Owens

Russell G. Owens
President, Chief Financial Officer and
Secretary

Pei Wei Acquisition Corporation, a Delaware
corporation

By:	/s/ Richard L. Federico

Richard L. Federico
President, Chief Financial Officer and
Secretary

/s/ Russell Owens

Russell Owens, individually

/s/ John Middleton

John Middleton, individually

EXHIBIT A
Form of Lock-up

LOCK-UP AGREEMENT
January ___, 2006
P.F. Chang’s China Bistro, Inc.
7676 East Pinnacle Peak Road
Scottsdale, AZ 85255
Ladies and Gentlemen:
     The undersigned understands that (a) P.F. Chang’s China Bistro, Inc. (the “Company”) has entered into an Agreement and Plan of Merger with Pei Wei Asian Diner, Inc. (“Pei Wei”) and Pei Wei Acquisition Corporation (“Acquisition Corp”), providing for the merger of Acquisition Corp with and into Pei Wei, with Pei Wei surviving as a wholly owned subsidiary of the Company (the “Reorganization”); and (b) it is a condition to the closing of the Reorganization that the undersigned execute and deliver to the Company this Lock-up Agreement.
     The undersigned acknowledges that the Reorganization is of material benefit to the undersigned, and to induce the Company to consummate the Reorganization, the undersigned, during the period commencing on the date of the effective time of the Reorganization and ending 365 days after such date:
     (i) agrees not to (x) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, the number of shares of Common Stock of the Company issuable upon exercise of options to purchase Company Common Stock issued to the undersigned in connection with the Reorganization as set forth below the undersigned’s name on the signature page to this Lock-Up Agreement. The lock-up restriction described in this paragraph shall not apply to dispositions to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that such trust agrees in writing to be bound by the terms of this Lock-Up Agreement. and
     (ii) authorizes the Company to cause the transfer agent to decline to transfer and/or to note stop transfer restrictions on the transfer books and records of the Company with respect to any shares of Restricted Stock.
     The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into the agreements set forth herein, and that, upon request, the undersigned will execute any additional documents necessary or desirable in connection with the enforcement

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hereof. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors, and assigns of the undersigned.

Very truly yours,

(Name – Please Type)

(Address)

(Social Security or Taxpayer Identification No.)
Number of Shares of Company Common Stock Subject to Lock-Up Agreement

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